5 Quarterly Financial Supplement Fiscal first quarter of 2025 results

TABLE OF CONTENTS PAGE Consolidated Statements of Income (Unaudited) 3 Consolidated Selected Key Metrics (Unaudited) 4 Segment Results Private Client Group (Unaudited) 6 Capital Markets (Unaudited) 7 Asset Management (Unaudited) 8 Bank (Unaudited) 9 Other (Unaudited) 10 Bank Segment Selected Key Metrics (Unaudited) 11 Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited) 12 Footnotes 18 RAYMOND JAMES FINANCIAL, INC.

## RAYMOND JAMES FINANCIAL, INC.
## Consolidated Statements of Income (Unaudited)

| | Three months ended | | | | | % change from | |
|---|---|---|---|---|---|---|---|
| *in millions, except per share amounts* | December 31, 2023 | March 31, 2024 | June 30, 2024 | September 30, 2024 | **December 31, 2024** | December 31, 2023 | September 30, 2024 |
| **Revenues:** | | | | | | | |
| Asset management and related administrative fees | $ 1,407 | $ 1,516 | $ 1,611 | $ 1,662 | **$ 1,743** | 24 % | 5 % |
| Brokerage revenues: | | | | | | | |
| Securities commissions | 383 | 414 | 416 | 438 | **440** | 15 % | — % |
| Principal transactions | 139 | 114 | 116 | 123 | **119** | (14)% | (3)% |
| Total brokerage revenues | 522 | 528 | 532 | 561 | **559** | 7 % | — % |
| Account and service fees | 319 | 335 | 328 | 332 | **342** | 7 % | 3 % |
| Investment banking | 181 | 179 | 183 | 315 | **325** | 80 % | 3 % |
| Interest income | 1,053 | 1,049 | 1,057 | 1,073 | **1,027** | (2)% | (4)% |
| Other | 38 | 31 | 51 | 60 | **39** | 3 % | (35)% |
| **Total revenues** | 3,520 | 3,638 | 3,762 | 4,003 | **4,035** | 15 % | 1 % |
| Interest expense | (507) | (520) | (534) | (541) | **(498)** | (2)% | (8)% |
| **Net revenues** | 3,013 | 3,118 | 3,228 | 3,462 | **3,537** | 17 % | 2 % |
| **Non-interest expenses:** | | | | | | | |
| Compensation, commissions and benefits | 1,921 | 2,043 | 2,090 | 2,159 | **2,272** | 18 % | 5 % |
| Non-compensation expenses: | | | | | | | |
| Communications and information processing | 150 | 165 | 166 | 181 | **178** | 19 % | (2)% |
| Occupancy and equipment | 72 | 73 | 75 | 76 | **73** | 1 % | (4)% |
| Business development | 61 | 60 | 72 | 64 | **68** | 11 % | 6 % |
| Investment sub-advisory fees | 40 | 44 | 48 | 50 | **53** | 33 % | 6 % |
| Professional fees | 32 | 33 | 38 | 47 | **34** | 6 % | (28)% |
| Bank loan provision/(benefit) for credit losses | 12 | 21 | (10) | 22 | **—** | NM | NM |
| Other | 95 | 70 | 105 | 103 | **110** | 16 % | 7 % |
| Total non-compensation expenses | 462 | 466 | 494 | 543 | **516** | 12 % | (5)% |
| **Total non-interest expenses** | 2,383 | 2,509 | 2,584 | 2,702 | **2,788** | 17 % | 3 % |
| **Pre-tax income** | 630 | 609 | 644 | 760 | **749** | 19 % | (1)% |
| Provision for income taxes | 132 | 133 | 152 | 158 | **149** | 13 % | (6)% |
| **Net income** | 498 | 476 | 492 | 602 | **600** | 20 % | — % |
| Preferred stock dividends | 1 | 2 | 1 | 1 | **1** | — % | — % |
| **Net income available to common shareholders** | $ 497 | $ 474 | $ 491 | $ 601 | **$ 599** | 21 % | — % |
| Earnings per common share – basic [(1)] | $ 2.38 | $ 2.27 | $ 2.37 | $ 2.93 | **$ 2.94** | 24 % | — % |
| Earnings per common share – diluted [(1)] | $ 2.32 | $ 2.22 | $ 2.31 | $ 2.86 | **$ 2.86** | 23 % | — % |
| Weighted-average common shares outstanding – basic | 208.6 | 208.3 | 206.8 | 204.7 | **203.7** | (2)% | — % |
| Weighted-average common and common equivalent shares outstanding – diluted | 213.8 | 213.4 | 212.3 | 210.1 | **209.2** | (2)% | — % |

Please refer to the footnotes at the end of this supplement for additional information.

3

# RAYMOND JAMES FINANCIAL, INC.
## Consolidated Selected Key Metrics (Unaudited)

| $ in millions, except per share amounts | As of December 31, 2023 | As of March 31, 2024 | As of June 30, 2024 | As of September 30, 2024 | As of **December 31, 2024** | % change from December 31, 2023 | % change from September 30, 2024 |
|---|---|---|---|---|---|---|---|
| Total assets | $ 80,130 | $ 81,232 | $ 80,628 | $ 82,992 | **$ 82,282** | 3 % | (1)% |
| Total common equity attributable to Raymond James Financial, Inc. | $ 10,711 | $ 10,905 | $ 11,118 | $ 11,594 | **$ 11,844** | 11 % | 2 % |
| Book value per share [2] | $ 51.32 | $ 52.60 | $ 54.08 | $ 57.03 | **$ 57.89** | 13 % | 2 % |
| Tangible book value per share [2] [3] | $ 42.81 | $ 44.11 | $ 45.57 | $ 48.43 | **$ 49.49** | 16 % | 2 % |
| **Capital ratios:** | | | | | | | |
| Tier 1 leverage | 12.1 % | 12.3 % | 12.7 % | 12.8 % | **13.0 %** [4] | | |
| Tier 1 capital | 21.6 % | 21.9 % | 22.2 % | 22.8 % | **23.7 %** [4] | | |
| Common equity tier 1 | 21.5 % | 21.8 % | 22.0 % | 22.6 % | **23.5 %** [4] | | |
| Total capital | 23.0 % | 23.3 % | 23.6 % | 24.1 % | **25.0 %** [4] | | |

| $ in millions | Three months ended December 31, 2023 | Three months ended March 31, 2024 | Three months ended June 30, 2024 | Three months ended September 30, 2024 | Three months ended **December 31, 2024** | % change from December 31, 2023 | % change from September 30, 2024 |
|---|---|---|---|---|---|---|---|
| Adjusted pre-tax income [3] | $ 653 | $ 635 | $ 667 | $ 785 | **$ 769** | 18 % | (2)% |
| Adjusted net income available to common shareholders [3] | $ 514 | $ 494 | $ 508 | $ 621 | **$ 614** | 19 % | (1)% |
| Adjusted earnings per common share – basic [1] [3] | $ 2.46 | $ 2.37 | $ 2.45 | $ 3.03 | **$ 3.01** | 22 % | (1)% |
| Adjusted earnings per common share – diluted [1] [3] | $ 2.40 | $ 2.31 | $ 2.39 | $ 2.95 | **$ 2.93** | 22 % | (1)% |
| Return on common equity [5] | 19.1 % | 17.5 % | 17.8 % | 21.2 % | **20.4 %** | | |
| Adjusted return on common equity [3] [5] | 19.7 % | 18.3 % | 18.4 % | 21.9 % | **20.9 %** | | |
| Adjusted return on tangible common equity [3] [5] | 23.8 % | 21.8 % | 21.9 % | 25.8 % | **24.6 %** | | |
| Pre-tax margin [6] | 20.9 % | 19.5 % | 20.0 % | 22.0 % | **21.2 %** | | |
| Adjusted pre-tax margin [3] [6] | 21.7 % | 20.4 % | 20.7 % | 22.7 % | **21.7 %** | | |
| Total compensation ratio [7] | 63.8 % | 65.5 % | 64.7 % | 62.4 % | **64.2 %** | | |
| Adjusted total compensation ratio [3] [7] | 63.4 % | 65.2 % | 64.4 % | 62.1 % | **64.0 %** | | |
| Effective tax rate | 21.0 % | 21.8 % | 23.6 % | 20.8 % | **19.9 %** | | |

Please refer to the footnotes at the end of this supplement for additional information.

4

## RAYMOND JAMES FINANCIAL, INC.
## Consolidated Selected Key Metrics (Unaudited)

| Client asset metrics ($ in billions) | As of December 31, 2023 | As of March 31, 2024 | As of June 30, 2024 | As of September 30, 2024 | As of December 31, 2024 | % change from December 31, 2023 | % change from September 30, 2024 |
|---|---|---|---|---|---|---|---|
| Client assets under administration | $ 1,370.6 | $ 1,449.1 | $ 1,476.2 | $ 1,571.1 | **$ 1,557.5** | 14 % | (1)% |
| Private Client Group assets under administration | $ 1,310.5 | $ 1,388.8 | $ 1,415.7 | $ 1,507.0 | **$ 1,491.8** | 14 % | (1)% |
| Private Client Group assets in fee-based accounts | $ 746.6 | $ 798.8 | $ 820.6 | $ 875.2 | **$ 876.6** | 17 % | — % |
| Financial assets under management | $ 215.0 | $ 226.8 | $ 229.3 | $ 244.8 | **$ 243.9** | 13 % | — % |

| Net new assets metrics [8] ($ in millions) | Three months ended December 31, 2023 | March 31, 2024 | June 30, 2024 | September 30, 2024 | December 31, 2024 |
|---|---|---|---|---|---|
| Domestic Private Client Group net new assets | $ 21,575 | $ 9,648 | $ 16,517 | $ 12,969 | **$ 14,020** |
| Domestic Private Client Group net new assets growth — annualized | 7.8 % | 3.2 % | 5.2 % | 4.0 % | **4.0 %** |

| Clients' domestic cash sweep and Enhanced Savings Program balances ($ in millions) | As of December 31, 2023 | As of March 31, 2024 | As of June 30, 2024 | As of September 30, 2024 | As of December 31, 2024 | % change from December 31, 2023 | % change from September 30, 2024 |
|---|---|---|---|---|---|---|---|
| Raymond James Bank Deposit Program ("RJBDP"): [9] | | | | | | | |
| Bank segment [9] | $ 23,912 | $ 23,405 | $ 23,371 | $ 23,978 | **$ 23,946** | — % | — % |
| Third-party banks | 17,820 | 18,234 | 17,325 | 18,226 | **20,341** | 14 % | 12 % |
| Subtotal RJBDP | 41,732 | 41,639 | 40,696 | 42,204 | **44,287** | 6 % | 5 % |
| Client Interest Program | 1,765 | 1,715 | 1,713 | 1,653 | **1,664** | (6)% | 1 % |
| **Total clients' domestic cash sweep balances** | 43,497 | 43,354 | 42,409 | 43,857 | **45,951** | 6 % | 5 % |
| Enhanced Savings Program ("ESP") [10] | 14,476 | 14,863 | 14,039 | 14,018 | **13,785** | (5)% | (2)% |
| **Total clients' domestic cash sweep and ESP balances** | $ 57,973 | $ 58,217 | $ 56,448 | $ 57,875 | **$ 59,736** | 3 % | 3 % |

| Net interest income and RJBDP fees ($ in millions) | Three months ended December 31, 2023 | March 31, 2024 | June 30, 2024 | September 30, 2024 | December 31, 2024 | % change from December 31, 2023 | % change from September 30, 2024 |
|---|---|---|---|---|---|---|---|
| Net interest income and RJBDP fees (third-party banks) | $ 698 | $ 689 | $ 672 | $ 678 | **$ 673** | (4)% | (1)% |
| Average yield on RJBDP - third-party banks [11] | 3.66 % | 3.59 % | 3.41 % | 3.34 % | **3.12 %** | | |

Please refer to the footnotes at the end of this supplement for additional information.

5

## RAYMOND JAMES FINANCIAL, INC.
## Segment Results - Private Client Group (Unaudited)

| $ in millions | Three months ended December 31, 2023 | March 31, 2024 | June 30, 2024 | September 30, 2024 | **December 31, 2024** | % change from December 31, 2023 | September 30, 2024 |
|---|---|---|---|---|---|---|---|
| **Revenues:** | | | | | | | |
| Asset management and related administrative fees | $ 1,191 | $ 1,283 | $ 1,364 | $ 1,408 | **$ 1,476** | 24 % | 5 % |
| Brokerage revenues: | | | | | | | |
| Mutual and other fund products | 136 | 141 | 142 | 148 | **152** | 12 % | 3 % |
| Insurance and annuity products | 125 | 127 | 130 | 137 | **118** | (6)% | (14)% |
| Equities, ETFs, and fixed income products | 121 | 139 | 137 | 148 | **163** | 35 % | 10 % |
| Total brokerage revenues | 382 | 407 | 409 | 433 | **433** | 13 % | — % |
| Account and service fees: | | | | | | | |
| Mutual fund and annuity service fees | 106 | 115 | 118 | 122 | **126** | 19 % | 3 % |
| RJBDP fees: [9] | | | | | | | |
| Bank segment | 223 | 206 | 198 | 197 | **187** | (16)% | (5)% |
| Third-party banks | 152 | 160 | 149 | 146 | **144** | (5)% | (1)% |
| Client account and other fees | 65 | 64 | 66 | 69 | **70** | 8 % | 1 % |
| Total account and service fees | 546 | 545 | 531 | 534 | **527** | (3)% | (1)% |
| Investment banking | 11 | 8 | 10 | 9 | **8** | (27)% | (11)% |
| Interest income [12] | 118 | 122 | 121 | 119 | **126** | 7 % | 6 % |
| All other | 4 | 6 | 13 | 4 | **5** | 25 % | 25 % |
| **Total revenues** | 2,252 | 2,371 | 2,448 | 2,507 | **2,575** | 14 % | 3 % |
| Interest expense | (26) | (30) | (32) | (31) | **(27)** | 4 % | (13)% |
| **Net revenues** | 2,226 | 2,341 | 2,416 | 2,476 | **2,548** | 14 % | 3 % |
| **Non-interest expenses:** | | | | | | | |
| Financial advisor compensation and benefits | 1,190 | 1,273 | 1,327 | 1,364 | **1,413** | 19 % | 4 % |
| Administrative compensation and benefits | 379 | 391 | 389 | 387 | **418** | 10 % | 8 % |
| Total compensation, commissions and benefits | 1,569 | 1,664 | 1,716 | 1,751 | **1,831** | 17 % | 5 % |
| Non-compensation expenses | 218 | 233 | 259 | 264 | **255** | 17 % | (3)% |
| **Total non-interest expenses** | 1,787 | 1,897 | 1,975 | 2,015 | **2,086** | 17 % | 4 % |
| **Pre-tax income** | $ 439 | $ 444 | $ 441 | $ 461 | **$ 462** | 5 % | — % |

Please refer to the footnotes at the end of this supplement for additional information.

6

# RAYMOND JAMES FINANCIAL, INC.
## Segment Results - Capital Markets (Unaudited)

| $ in millions | Three months ended December 31, 2023 | March 31, 2024 | June 30, 2024 | September 30, 2024 | **December 31, 2024** | % change from December 31, 2023 | September 30, 2024 |
|---|---|---|---|---|---|---|---|
| **Revenues:** | | | | | | | |
| Brokerage revenues: | | | | | | | |
| Fixed income | $ 102 | $ 88 | $ 86 | $ 91 | **$ 85** | (17)% | (7)% |
| Equity | 38 | 34 | 35 | 36 | **41** | 8 % | 14 % |
| Total brokerage revenues | 140 | 122 | 121 | 127 | **126** | (10)% | (1)% |
| Investment banking: | | | | | | | |
| Merger & acquisition and advisory | 118 | 107 | 91 | 205 | **226** | 92 % | 10 % |
| Equity underwriting | 26 | 23 | 33 | 49 | **35** | 35 % | (29)% |
| Debt underwriting | 26 | 41 | 49 | 52 | **56** | 115 % | 8 % |
| Total investment banking | 170 | 171 | 173 | 306 | **317** | 86 % | 4 % |
| Interest income | 23 | 26 | 32 | 28 | **29** | 26 % | 4 % |
| Affordable housing investments business revenues | 23 | 22 | 30 | 43 | **29** | 26 % | (33)% |
| All other | 4 | 4 | 4 | 6 | **5** | 25 % | (17)% |
| **Total revenues** | 360 | 345 | 360 | 510 | **506** | 41 % | (1)% |
| Interest expense | (22) | (24) | (30) | (27) | **(26)** | 18 % | (4)% |
| **Net revenues** | 338 | 321 | 330 | 483 | **480** | 42 % | (1)% |
| **Non-interest expenses:** | | | | | | | |
| Compensation, commissions and benefits | 238 | 240 | 243 | 281 | **301** | 26 % | 7 % |
| Non-compensation expenses | 97 | 98 | 101 | 107 | **105** | 8 % | (2)% |
| **Total non-interest expenses** | 335 | 338 | 344 | 388 | **406** | 21 % | 5 % |
| **Pre-tax income/(loss)** | $ 3 | $ (17) | $ (14) | $ 95 | **$ 74** | 2,367 % | (22)% |

Please refer to the footnotes at the end of this supplement for additional information.

7

Three months ended % change from $ in millions December 31, 2023 March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 December 31, 2023 September 30, 2024 Revenues: Asset management and related administrative fees: Managed programs $ 150 $ 163 $ 171 $ 176 $ 189 26% 7 % Administration and other 74 79 83 87 93 26% 7 % Total asset management and related administrative fees 224 242 254 263 282 26% 7 % Account and service fees 6 5 5 6 6 — % — % All other 5 5 6 6 6 20% — % Net revenues 235 252 265 275 294 25% 7 % Non-interest expenses: Compensation, commissions and benefits 53 58 56 56 58 9% 4 % Non-compensation expenses 89 94 97 103 111 25% 8 % Total non-interest expenses 142 152 153 159 169 19% 6 % Pre-tax income $ 93 $ 100 $ 112 $ 116 $ 125 34% 8 % RAYMOND JAMES FINANCIAL, INC. Segment Results - Asset Management (Unaudited) Please refer to the footnotes at the end of this supplement for additional information. 8

Three months ended % change from $ in millions December 31, 2023 March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 December 31, 2023 September 30, 2024 Revenues: Interest income $ 872 $ 868 $ 867 $ 887 $ 847 (3) % (5) % Interest expense (446) (455) (461) (476) (433) (3) % (9) % Net interest income 426 413 406 411 414 (3) % 1 % All other 15 11 12 22 11 (27) % (50) % Net revenues 441 424 418 433 425 (4) % (2) % Non-interest expenses: Compensation and benefits 43 48 45 44 46 7% 5 % Non-compensation expenses: Bank loan provision/(benefit) for credit losses 12 21 (10) 22 — NM NM RJBDP fees to Private Client Group (9) 223 206 198 197 187 (16) % (5) % All other 71 74 70 72 74 4% 3 % Total non-compensation expenses 306 301 258 291 261 (15) % (10) % Total non-interest expenses 349 349 303 335 307 (12) % (8) % Pre-tax income $ 92 $ 75 $ 115 $ 98 $ 118 28% 20 % RAYMOND JAMES FINANCIAL, INC. Segment Results - Bank (Unaudited) Please refer to the footnotes at the end of this supplement for additional information. 9

Three months ended % change from $ in millions December 31, 2023 March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 December 31, 2023 September 30, 2024 Revenues: Interest income (12) $ 49 $ 44 $ 47 $ 53 $ 34 (31) % (36) % All other 2 (2) 6 — 3 50 % NM Total revenues 51 42 53 53 37 (27) % (30) % Interest expense (25) (25) (25) (25) (25) — % — % Net revenues 26 17 28 28 12 (54) % (57) % Non-interest expenses: Compensation and benefits 17 32 29 26 36 112% 38 % All other 6 (22) 9 12 6 — % (50) % Total non-interest expenses 23 10 38 38 42 83% 11 % Pre-tax income/(loss) $ 3 $ 7 $ (10) $ (10) $ (30) NM (200) % RAYMOND JAMES FINANCIAL, INC. Segment Results - Other (13) (Unaudited) Please refer to the footnotes at the end of this supplement for additional information. 10

# RAYMOND JAMES FINANCIAL, INC.
## Bank Segment Selected Key Metrics (Unaudited)

### Bank Segment

| *$ in millions* | As of December 31, 2023 | As of March 31, 2024 | As of June 30, 2024 | As of September 30, 2024 | As of **December 31, 2024** | % change from December 31, 2023 | % change from September 30, 2024 |
|---|---|---|---|---|---|---|---|
| Total assets | $ 61,517 | $ 61,038 | $ 60,574 | $ 62,367 | **$ 62,278** | 1 % | — % |
| Bank loans, net | $ 44,182 | $ 44,099 | $ 45,149 | $ 45,994 | **$ 47,164** | 7 % | 3 % |
| Bank loan allowance for credit losses | $ 479 | $ 471 | $ 456 | $ 457 | **$ 452** | (6)% | (1)% |
| Bank loan allowance for credit losses as a % of total loans held for investment | 1.08 % | 1.06 % | 1.00 % | 0.99 % | **0.95 %** | | |
| *Bank loan allowance for credit losses on corporate loans as a % of corporate loans held for investment* [14] | *2.06 %* | *2.05 %* | *2.00 %* | *1.99 %* | ***1.93 %*** | | |
| Total nonperforming assets | $ 164 | $ 187 | $ 160 | $ 175 | **$ 161** | (2)% | (8)% |
| Nonperforming assets as a % of total assets | 0.27 % | 0.31 % | 0.26 % | 0.28 % | **0.26 %** | | |
| Total criticized loans | $ 472 | $ 538 | $ 523 | $ 679 | **$ 599** | 27 % | (12)% |
| Criticized loans as a % of total loans held for investment | 1.06 % | 1.21 % | 1.15 % | 1.47 % | **1.26 %** | | |
| Total bank deposits | $ 55,393 | $ 54,843 | $ 54,401 | $ 56,010 | **$ 55,850** | 1 % | — % |

| *$ in millions* | As of December 31, 2023 | As of March 31, 2024 | As of June 30, 2024 | As of September 30, 2024 | As of **December 31, 2024** | % change from December 31, 2023 | % change from September 30, 2024 |
|---|---|---|---|---|---|---|---|
| Securities-based loans [15] | $ 14,647 | $ 14,610 | $ 15,429 | $ 16,233 | **$ 16,869** | 15 % | 4 % |
| Commercial and industrial loans | 10,503 | 10,190 | 9,956 | 9,953 | **10,390** | (1)% | 4 % |
| Commercial real estate loans | 7,331 | 7,462 | 7,619 | 7,615 | **7,586** | 3 % | — % |
| Real estate investment trust loans | 1,697 | 1,701 | 1,755 | 1,716 | **1,683** | (1)% | (2)% |
| Residential mortgage loans | 8,861 | 9,016 | 9,245 | 9,412 | **9,602** | 8 % | 2 % |
| Tax-exempt loans | 1,411 | 1,445 | 1,431 | 1,338 | **1,294** | (8)% | (3)% |
| **Total loans held for investment** | 44,450 | 44,424 | 45,435 | 46,267 | **47,424** | 7 % | 3 % |
| Held for sale loans | 211 | 146 | 170 | 184 | **192** | (9)% | 4 % |
| **Total loans held for sale and investment** | 44,661 | 44,570 | 45,605 | 46,451 | **47,616** | 7 % | 3 % |
| Allowance for credit losses | (479) | (471) | (456) | (457) | **(452)** | (6)% | (1)% |
| **Bank loans, net** | $ 44,182 | $ 44,099 | $ 45,149 | $ 45,994 | **$ 47,164** | 7 % | 3 % |

| *$ in millions* | Three months ended December 31, 2023 | Three months ended March 31, 2024 | Three months ended June 30, 2024 | Three months ended September 30, 2024 | Three months ended **December 31, 2024** | % change from December 31, 2023 | % change from September 30, 2024 |
|---|---|---|---|---|---|---|---|
| Net interest margin (net yield on interest-earning assets) | 2.74 % | 2.66 % | 2.64 % | 2.62 % | **2.60 %** | | |
| Bank loan provision/(benefit) for credit losses | $ 12 | $ 21 | $ (10) | $ 22 | **$ —** | NM | NM |
| Net charge-offs | $ 8 | $ 28 | $ 6 | $ 20 | **$ 4** | (50)% | (80)% |

Please refer to the footnotes at the end of this supplement for additional information.

11

RAYMOND JAMES FINANCIAL, INC.

## Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe a certain of these non-GAAP financial measures provide useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures for those periods which include non-GAAP adjustments.

| | Three months ended | | | | |
|---|---|---|---|---|---|
| *$ in millions* | December 31, 2023 | March 31, 2024 | June 30, 2024 | September 30, 2024 | **December 31, 2024** |
| **Net income available to common shareholders** | $ 497 | $ 474 | $ 491 | $ 601 | **$ 599** |
| Non-GAAP adjustments: | | | | | |
| Expenses related to acquisitions: | | | | | |
| **Compensation, commissions and benefits** [16] | 11 | 11 | 11 | 9 | **8** |
| **Communication and information processing** | — | 1 | — | 1 | **—** |
| **Professional fees** | 1 | 1 | 1 | 1 | **1** |
| Other: | | | | | |
| Amortization of identifiable intangible assets [17] | 11 | 11 | 11 | 11 | **11** |
| All other acquisition-related expenses | — | 2 | — | 3 | **—** |
| **Total "Other" expense** | 11 | 13 | 11 | 14 | **11** |
| **Total pre-tax impact of non-GAAP adjustments related to acquisitions** | 23 | 26 | 23 | 25 | **20** |
| Tax effect of non-GAAP adjustments | (6) | (6) | (6) | (5) | **(5)** |
| Total non-GAAP adjustments, net of tax | 17 | 20 | 17 | 20 | **15** |
| **Adjusted net income available to common shareholders** [3] | $ 514 | $ 494 | $ 508 | $ 621 | **$ 614** |
| **Pre-tax income** | $ 630 | $ 609 | $ 644 | $ 760 | **$ 749** |
| Pre-tax impact of non-GAAP adjustments (as detailed above) | 23 | 26 | 23 | 25 | **20** |
| **Adjusted pre-tax income** [3] | $ 653 | $ 635 | $ 667 | $ 785 | **$ 769** |
| **Compensation, commissions and benefits expense** | $ 1,921 | $ 2,043 | $ 2,090 | $ 2,159 | **$ 2,272** |
| Less: Acquisition-related retention [16] | 11 | 11 | 11 | 9 | **8** |
| **Adjusted "Compensation, commissions and benefits" expense** [3] | $ 1,910 | $ 2,032 | $ 2,079 | $ 2,150 | **$ 2,264** |

Please refer to the footnotes at the end of this supplement for additional information.
12

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited) (Continued from previous page) Three months ended December 31, 2023 March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 Pre-tax margin (6) 20.9% 19.5% 20.0% 22.0% 21.2 % Impact of non-GAAP adjustments on pre-tax margin: Expenses related to acquisitions: Compensation, commissions and benefits (16) 0.4% 0.3% 0.3% 0.3% 0.2 % Communications and information processing — % — % — % — % — % Professional fees — % 0.1% — % — % — % Other: Amortization of identifiable intangible assets (17) 0.4% 0.4% 0.4% 0.3% 0.3 % All other acquisition-related expenses — % 0.1% — % 0.1% — % Total “Other” expense 0.4% 0.5% 0.4% 0.4% 0.3 % Total pre-tax impact of non-GAAP adjustments related to acquisitions 0.8% 0.9% 0.7% 0.7% 0.5 % Adjusted pre-tax margin (3) (6) 21.7% 20.4% 20.7% 22.7% 21.7 % Total compensation ratio (7) 63.8% 65.5% 64.7% 62.4% 64.2 % Less the impact of non-GAAP adjustments on compensation ratio: Acquisition-related retention (16) 0.4% 0.3% 0.3% 0.3% 0.2 % Adjusted total compensation ratio (3) (7) 63.4% 65.2% 64.4% 62.1% 64.0 % RAYMOND JAMES FINANCIAL, INC. Please refer to the footnotes at the end of this supplement for additional information. 13

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited) (Continued from previous page) Three months ended Earnings per common share (1) December 31, 2023 March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 Basic $ 2.38 $ 2.27 $ 2.37 $ 2.93 $ 2.94 Impact of non-GAAP adjustments on basic earnings per common share: Expenses related to acquisitions: Compensation, commissions and benefits (16) 0.05 0.05 0.05 0.04 0.04 Communication and information processing — 0.01 — — — Professional fees 0.01 0.01 0.01 0.01 — Other: Amortization of identifiable intangible assets (17) 0.05 0.05 0.05 0.05 0.05 All other acquisition-related expenses — 0.01 — 0.02 — Total “Other” expense 0.05 0.06 0.05 0.07 0.05 Total pre-tax impact of non-GAAP adjustments related to acquisitions 0.11 0.13 0.11 0.12 0.09 Tax effect of non-GAAP adjustments (0.03) (0.03) (0.03) (0.02) (0.02) Total non-GAAP adjustments, net of tax 0.08 0.10 0.08 0.10 0.07 Adjusted basic (3) $ 2.46 $ 2.37 $ 2.45 $ 3.03 $ 3.01 RAYMOND JAMES FINANCIAL, INC. Please refer to the footnotes at the end of this supplement for additional information. 14

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited) (Continued from previous page) Three months ended Earnings per common share (1) December 31, 2023 March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 Diluted $ 2.32 $ 2.22 $ 2.31 $ 2.86 $ 2.86 Impact of non-GAAP adjustments on diluted earnings per common share: Expenses related to acquisitions: Compensation, commissions and benefits (16) 0.05 0.05 0.05 0.04 0.04 Communications and information processing — — — — — Professional fees 0.01 0.01 0.01 — — Other: Amortization of identifiable intangible assets (17) 0.05 0.05 0.05 0.05 0.05 All other acquisition-related expenses — 0.01 — 0.02 — Total “Other” expense 0.05 0.06 0.05 0.07 0.05 Total pre-tax impact of non-GAAP adjustments related to acquisitions 0.11 0.12 0.11 0.11 0.09 Tax effect of non-GAAP adjustments (0.03) (0.03) (0.03) (0.02) (0.02) Total non-GAAP adjustments, net of tax 0.08 0.09 0.08 0.09 0.07 Adjusted diluted (3) $ 2.40 $ 2.31 $ 2.39 $ 2.95 $ 2.93 Book value per share As of $ in millions, except per share amounts December 31, 2023 March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 Total common equity attributable to Raymond James Financial, Inc. $ 10,711 $ 10,905 $ 11,118 $ 11,594 $ 11,844 Less non-GAAP adjustments: Goodwill and identifiable intangible assets, net 1,908 1,894 1,884 1,886 1,858 Deferred tax liabilities related to goodwill and identifiable intangible assets, net (132) (134) (136) (138) (139) Tangible common equity attributable to Raymond James Financial, Inc. (3) $ 8,935 $ 9,145 $ 9,370 $ 9,846 $ 10,125 Common shares outstanding 208.7 207.3 205.6 203.3 204.6 Book value per share (2) $ 51.32 $ 52.60 $ 54.08 $ 57.03 $ 57.89 Tangible book value per share (2) (3) $ 42.81 $ 44.11 $ 45.57 $ 48.43 $ 49.49 RAYMOND JAMES FINANCIAL, INC. Please refer to the footnotes at the end of this supplement for additional information. 15

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited) (Continued from previous page) Return on common equity Three months ended $ in millions December 31, 2023 March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 Average common equity (18) $ 10,423 $ 10,808 $ 11,012 $ 11,356 $ 11,719 Impact of non-GAAP adjustments on average common equity: Expenses related to acquisitions: Compensation, commissions and benefits (16) 6 6 5 5 4 Communications and information processing — — — — — Professional fees — — 1 1 1 Other: Amortization of identifiable intangible assets (17) 6 6 5 6 6 All other acquisition-related expenses — 1 — 1 — Total “Other” expense 6 7 5 7 6 Total pre-tax impact of non-GAAP adjustments related to acquisitions 12 13 11 13 11 Tax effect of non-GAAP adjustments (3) (3) (3) (3) (3) Total non-GAAP adjustments, net of tax 9 10 8 10 8 Adjusted average common equity (3) (18) $ 10,432 $ 10,818 $ 11,020 $ 11,366 $ 11,727 RAYMOND JAMES FINANCIAL, INC. Please refer to the footnotes at the end of this supplement for additional information. 16

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited) (Continued from previous page) Return on tangible common equity Three months ended $ in millions December 31, 2023 March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 Average common equity (18) $ 10,423 $ 10,808 $ 11,012 $ 11,356 $ 11,719 Less: Average goodwill and identifiable intangible assets, net 1,908 1,901 1,889 1,885 1,872 Average deferred tax liabilities related to goodwill and identifiable intangible assets, net (132) (133) (135) (137) (139) Average tangible common equity (3) (18) $ 8,647 $ 9,040 $ 9,258 $ 9,608 $ 9,986 Impact of non-GAAP adjustments on average tangible common equity: Expenses related to acquisitions: Compensation, commissions and benefits (16) 6 6 5 5 4 Communications and information processing — — — — — Professional fees — — 1 1 1 Other: Amortization of identifiable intangible assets (17) 6 6 5 6 6 All other acquisition-related expenses — 1 — 1 — Total “Other” expense 6 7 5 7 6 Total pre-tax impact of non-GAAP adjustments related to acquisitions 12 13 11 13 11 Tax effect of non-GAAP adjustments (3) (3) (3) (3) (3) Total non-GAAP adjustments, net of tax 9 10 8 10 8 Adjusted average tangible common equity (3) (18) $ 8,656 $ 9,050 $ 9,266 $ 9,618 $ 9,994 Return on common equity (5) 19.1% 17.5% 17.8% 21.2% 20.4 % Adjusted return on common equity (3) (5) 19.7% 18.3% 18.4% 21.9% 20.9 % Return on tangible common equity (3) (5) 23.0% 21.0% 21.2% 25.0% 24.0 % Adjusted return on tangible common equity (3) (5) 23.8% 21.8% 21.9% 25.8% 24.6 % RAYMOND JAMES FINANCIAL, INC. Please refer to the footnotes at the end of this supplement for additional information. 17

Footnotes (1) Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were $1 million for each of the three months ended December 31, 2023, March 31, 2024, June 30, 2024, September 30, 2024, and December 31, 2024. (2) Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. (3) These are non-GAAP financial measures. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures. (4) Estimated. (5) Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and identifiable intangible assets, net of related deferred taxes. (6) Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period. (7) Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period or, in the case of adjusted total compensation ratio, computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. (8) Domestic Private Client Group net new assets represents domestic Private Client Group client inflows, including dividends and interest, less domestic Private Client Group client outflows, including commissions, advisory fees, and other fees. The domestic Private Client Group net new asset growth — annualized percentage is based on the beginning domestic Private Client Group assets under administration balance for the indicated period. (9) We earn fees from the RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at our Bank segment, as well as various third-party banks. RJBDP balances swept to our Bank segment are reflected in Bank deposits on our Consolidated Statement of Financial Condition. RJBDP balances swept to third-party banks are not included in our Bank deposits reflected on our Consolidated Statement of Financial Condition given those deposits are held by third-party banks. Fees earned from the RJBDP are included in “Account and service fees” on our Consolidated Statements of Income, and those fees earned by the Private Client Group segment on deposits held by our Bank segment are eliminated in consolidation. (10) Our Enhanced Savings Program is a deposit offering in which Private Client Group clients may deposit cash in a high-yield Raymond James Bank account. ESP balances held at Raymond James Bank as of the respective period end are reflected in Bank deposits on our Consolidated Statement of Financial Condition. (11) Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks. (12) Effective October 1, 2024, we updated our methodology for allocating interest income on certain cash balances, resulting in a reduction in interest income in the Other segment and an increase in interest income in the PCG segment. Prior period segment results are unchanged. (13) The Other segment includes interest income on certain corporate cash balances, the results of our private equity investments, which predominantly consist of investments in third-party funds, certain other corporate investing activity, and certain corporate overhead costs of RJF that are not allocated to other segments including the interest costs on our public debt, certain provisions for legal and regulatory matters, and certain acquisition-related expenses. (14) Corporate loans included commercial and industrial loans, commercial real estate loans, and real estate investment trust loans. (15) Securities-based loans included loans collateralized by the borrower’s marketable securities at advance rates consistent with industry standards and, to a lesser extent, the cash surrender value of life insurance policies. An insignificant portion of our securities-based loans portfolio is collateralized by private securities or other financial instruments with a limited trading market. (16) Includes acquisition-related compensation expenses primarily arising from equity and cash-based retention awards issued in conjunction with acquisitions in prior years. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period. (17) Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions. (18) Average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period. RAYMOND JAMES FINANCIAL, INC. 18